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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                 FORM 8-K


                               CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



                     Commission file number 1-12753



DATE OF REPORT (Date of earliest event reported)             April 22, 2003




                           FIDELITY BANCORP, INC.
          (Exact name of registrant as specified in its charter)


                 Delaware                             36-3915246
         (State of Incorporation)          (I.R.S. Employer Identification No.)

                       5455 W. Belmont, Chicago, Illinois,  60641
                        (Address of principal executive offices)


                                   (773) 736-4414
                 (Registrant's telephone number, including area code)





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ITEM 7.  FINANCIAL STATEMENTS, FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits.

99.1  Earnings Release dated April 22, 2003.



Item 9.   REGULATION FD DISCLOSURE

The information contained in the Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Current Report is being furnished and shall not be deemed "Filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information on the Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On April 22, 2003, Fidelity Bancorp, Inc. issued an earnings release announcing its financial results for the second quarter ended March 31, 2003. A copy of the earnings release is attached as Exhibit 99.1.


































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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             FIDELITY BANCORP, INC.




                                          By:/s/ RAYMOND S. STOLARCZYK
                                             ____________________________

                                             Raymond S. Stolarczyk
                                             Chairman and
                                             Chief Executive Officer


                                          By:/s/ ELIZABETH A. DOOLAN
                                             ____________________________

                                             Elizabeth A. Doolan
                                             Sr. Vice President and
                                             Chief Financial Officer

Dated:  April 22, 2003